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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 13, 1998

                             NATIONSBANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            ------------------------
                            (Commission File Number)

                                   56-0906609
                        ---------------------------------
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    ----------------------------------------
                    (Address of principal executive offices)

                                      28255
                                   ----------
                                   (Zip Code)

                                 (704) 386-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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     ITEM 5.   OTHER EVENTS.

      Release  of  First  Quarter  Earnings.  On  April  13,  1998,  NationsBank
      --------------------------------------
Corporation, the registrant (the "Registrant"), announced financial results for the first quarter of fiscal 1998, reporting earnings of $497 million and earnings per common share of $.52. A copy of the press release announcing the results of the Registrant's fiscal quarter ended March 31, 1998 is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.         DESCRIPTION OF EXHIBIT
     -----------         ----------------------
     99.1                Press Release dated April 13, 1998 with respect to  the
                         Registrant's financial results for the fiscal quarter ended March 31, 1998.


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                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NATIONSBANK CORPORATION


                              By: /s/ Marc D. Oken
                                   ------------------------
                                  Marc D. Oken
                                   Chief Accounting Officer




Dated:         April 15, 1998



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                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------
99.1            Press release dated April 13, 1998 with respect to the
                Registrant's financial results for the fiscal quarter ended
                March 31, 1998.